SECOND AMENDMENT AGREEMENT

                             dated as of May 7, 1997

                                      among

                            DAKA INTERNATIONAL, INC.

                              SUBSIDIARY GUARANTORS

                           THE BANKS SIGNATORY HERETO

                                       and

                            THE CHASE MANHATTAN BANK

                                    as Agent

                           SECOND AMENDMENT AGREEMENT

         SECOND AMENDMENT AGREEMENT (this "Agreement") dated as of May 7, 1997 among DAKA INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower which is a signatory hereto (collectively the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); each of the banks which is a signatory hereto (collectively the "Banks"); and THE CHASE MANHATTAN BANK, a bank organized under the laws of New York, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of October 15, 1996 (as amended by that certain First Amendment Agreement dated as of February 7, 1997 (the "First Amendment Agreement"), as further amended by that certain side letter dated February 20, 1997 and as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Banks have extended credit to the Obligors evidenced by certain Promissory Notes dated October 15, 1996 issued by the Borrower and guarantied by the Subsidiary Guarantors;

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Banks and the Agent have agreed to enter into this Agreement to provide for, among other things, the modification of certain covenants and definitions contained in the Existing Credit Agreement; and

         WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement and the Amended Credit Agreement) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  ARTICLE 1.  AMENDMENTS TO EXISTING AGREEMENTS.

         Section 1.01. Amendments to Existing Credit Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

                  (a) The  definition  of  "Letter  of Credit  Availability"  in
Section 1.01 of the Existing Credit Agreement is hereby amended to substitute "$3,023,387" in place of "$5,000,000".

                  (b) The definition of "Termination Date" in Section 1.01 of the Existing Credit Agreement is hereby amended to substitute "April 2, 1998" in place of "January 2, 1998".

                  (c) Section 2.01(a) of the Existing Credit Agreement is hereby amended to add ", (vii) $5,000,000 on January 31, 1998, (viii) $5,000,000 on
February 28, 1998 and (ix) $7,500,000 on March 31, 1998" immediately subsequent to "December 31, 1997" in the second sentence thereof.

                  (d) Section 8.04(a) of the Existing Credit Agreement is hereby amended to add "and, on or after January 1, 1998, three additional 'Champps' restaurants" immediately subsequent to "Schedule V".

                  (e) Section 8.15 of the Existing Credit Agreement is hereby amended (i) to add "or (v) if such fiscal quarter ends on March 28, 1998, $3,000,000" immediately subsequent to "$2,800,000" in subsection (a) thereof; and (ii) to add "; and (c) during the fiscal period from March 29, 1997 through March 28, 1998 would exceed $14,032,000" immediately subsequent to "$20,000,000".

                  (f) Section 8.16(c) of the Existing Credit Agreement is hereby amended to add "and, on or after January 1, 1998, three additional 'Champps' restaurants" immediately subsequent to "Detroit, Michigan".

                  (g) Section 9.01(a) of the Existing Credit Agreement is hereby amended to add "or (v) if such fiscal quarter ends on March 28, 1998, $500,000" immediately subsequent to "$0".

                  (h) Section 9.02 of the Existing Credit Agreement is hereby amended (i) to delete "January, February, March" in subsection (a) thereof; and
(ii) to add "January, February, March, " immediately prior to "June" in subsection (b) thereof.

                  (i) Section 9.04 of the Existing Credit Agreement is hereby amended to add "or (e) if such fiscal quarter ends on March 28, 1998, 1.00 to 1.00" immediately subsequent to ".90 to 1.00".

                  (j) Section 9.05 of the Existing Credit Agreement is hereby amended (i) to add "or (v) if such fiscal quarter ends on March 28, 1998, 2.47 to 1.00" immediately subsequent to "2.33 to 1.00" in subsection (a) thereof;
(ii) to substitute


                                        2

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"(.39)" in place of  "(.24)",  "(.20)" in place of "(.09)" and ".49" in place of
".57" in subsection (b) thereof; and (iii) to add "; and (c) for the fiscal period from March 29, 1997 through March 28, 1998 shall be not less than 1.05 to 1.00" immediately subsequent to ".57 to 1.00".

                   (k) Schedules I-IV of the Existing Credit Agreement are hereby amended and restated as set forth in Schedules I-IV hereto.

         Section 1.02. Amendments to First Amendment Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendments to the First Amendment Agreement set forth below:

                  (a) Section 5.01 of the First Amendment Agreement is hereby amended to substitute "establish by May 30, 1997" in place of "take all necessary actions to establish within 60 days, and agrees to establish within 90 days, of the Effective Date" in the second sentence thereof.

                  (b) Section 5.03 of the First Amendment Agreement is hereby amended to add "or, if not financed in accordance with the terms hereof prior to February 15, 1998, on or after February 15, 1998" immediately subsequent to "Event of Default" in the last sentence thereof.

         Section 1.03. Amendments to Security Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees that Schedule A to the Security Agreement is hereby amended and restated as set forth in Schedule V hereto.

         Section 1.04. Amendments to Pledge Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees that Schedule A to the Pledge Agreement is hereby amended and restated as set forth in Schedule VI hereto.

                  ARTICLE 2.  REPRESENTATIONS AND WARRANTIES.

         Each of the Obligors hereby represents and warrants that as of the Effective Date:

         Section 2.01. Existing Representations and Warranties. Each of the representations and warranties contained in Article 6 of the Existing Credit Agreement, in Article 3 of the Security Agreement, in Article 3 of the Trademark


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Security Agreement and in Article 3 of the Pledge Agreement are true and correct as of the Effective Date.

         Section 2.02. No Defaults. No event has occurred and no condition exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

         Section 2.03. Corporate Power and Authority; No Conflicts. The execution, delivery and performance by each of the Obligors of the Amended Facility Documents to which it is a party have been duly authorized by all necessary corporate, partnership or limited liability company action and do not and will not: (a) require any consent or approval of its stockholders, partners or members; (b) contravene its organizational documents; (c) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by the Security Agreement and the filing of the Mortgages and the Trademark Security Agreement), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Consolidated Entity; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Consolidated Entity is a party or by which it or its properties may be bound or affected if such breach, default or failure to obtain consent could reasonably be expected to have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by any Consolidated Entity; or (f) cause any Consolidated Entity to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument if such default could reasonably be expected to have a Material Adverse Effect.

         Section 2.04. Legally Enforceable Agreements. Each Amended Facility Document to which any Obligor is a party has been duly executed and delivered by such Obligor. Each Amended Facility Document to which any Obligor is a party is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

         Section 2.05. Financial Statements. The consolidated balance sheet of the Consolidated Entities as at June 29, 1996, and the related consolidated and consolidating (by business segment) income statements and consolidated statements of cash flows and changes in stockholders' equity of the Consolidated Entities for the fiscal year then ended, and the accompanying footnotes, together with the unqualified opinion on the consolidated statements of Deloitte & Touche, independent certified public accountants, and the interim draft unaudited consolidated balance sheet of the Consolidated Entities as at March 29, 1997, and the related draft unaudited consolidated and consolidating (by business segment) income statements and consolidated statements of cash flows and changes in stockholders' equity of the Consolidated Entities for the nine months then ended, copies of which have been furnished to each of the Banks, are complete and correct and fairly present the financial condition of the Consolidated
Entities at such dates and the results of the operations of the Consolidated Entities for the periods covered by such statements, all in accordance with GAAP consistently applied. There are no liabilities of any Consolidated Entity, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto and which would be required to be recorded in such financial statements or notes in accordance with GAAP, other than liabilities arising in the ordinary course of business since March 29, 1997. No information, exhibit or report furnished by any Consolidated Entity to the Banks in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Since March 29, 1997, there has been no change which could reasonably be expected to have a Material Adverse Effect.

                  ARTICLE 3.  CONDITIONS PRECEDENT.

         The effectiveness of this Agreement is subject to the condition precedent that the Agent shall have received on or before May 7, 1997 (the "Effective Date") each of the following, in form and substance satisfactory to the Agent and its counsel:

                   (a) counterparts of this Agreement executed by each of the Borrower, the Subsidiary Guarantors, the Banks and the Agent;

                  (b) evidence that all actions necessary or appropriate (or, in any event, as may be requested by the Agent) to create, perfect or protect the Liens created or purported to be created by the "Mortgages" (as defined in the First Amendment Agreement), the Security Agreement, the Trademark Security Agreement and the Pledge Agreement have been taken;

                  (c) certificates of the Secretary or Assistant Secretary of each of the Obligors, dated the Effective Date, (i) attesting to all corporate action taken by such Obligor, including resolutions of its Board of Directors authorizing the execution, delivery and performance of each of the Amended Facility Documents to which it is

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



a party and each other document to be delivered pursuant to this Agreement, (ii) certifying the names and true signatures of the officers of such Obligor authorized to sign the Amended Facility Documents to which it is a party and the other documents to be delivered by such Obligor under this Agreement and (iii) verifying that the organizational documents of such Obligor attached thereto are true, correct and complete as of the date thereof;

                  (d) a certificate of a duly authorized officer of each of the Obligors, dated the Effective Date, stating that the representations and warranties in Article 2 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default; and

                  (e) evidence that the fees and expenses incurred as of the Effective Date under Section 4.05 shall have been paid in full.

                  ARTICLE 4.  MISCELLANEOUS.

         Section 4.01. Defined Terms. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

         Section 4.02. Reaffirmation. Each of the Obligors acknowledges that the Liens granted to the Agent under the Security Documents in and to the Collateral secure all of the Obligations, including, without limitation, all liabilities and obligations under the Loans as herein modified and decreased. All references to "Secured Obligations" in any Facility Document shall be deemed to include all liabilities and obligations under the Loans as herein modified and decreased. Each of the Obligors further acknowledges and reaffirms all of its other respective obligations and duties under the Amended Facility Documents to which it is a party.

         Section 4.03. Nonwaiver. The terms of this Agreement shall not operate as a waiver by the Agent or any Bank or otherwise prejudice the rights, remedies or powers of the Agent or any Bank under the Amended Credit Agreement, the other Amended Facility Documents or applicable law. Except as expressly provided herein: (x) no terms and provisions of the Facility Documents are modified or changed by this Agreement; and (y) the terms and provisions of the Facility Documents shall continue in full force and effect.

         Section 4.04. Amendments and Waivers. Any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Banks, or by the Borrower and the Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks; except any provision the subject matter of which the consent of all of the Banks would be necessary under the Facility Documents shall require the consent of all of the Banks prior to the amendment or waiver thereof.

         Section 4.05. Expenses. The Borrower shall reimburse the Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel to the Agent and of Alvarez & Marsal, Inc.) in connection with the preparation of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Amended Facility Document and any other documents prepared in connection herewith or therewith. The Borrower shall also pay to the Agent for the account of the Banks an amendment fee equal to $125,000 to be split among the Banks in accordance with their Pro Rata Shares.

         Section 4.06. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent by telephone, confirmed by telex, telecopy or other writing, and to the Banks and to the Obligors by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Agent and the Banks shall be effective upon receipt.

         Section 4.07. Headings; Parentheticals. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement. All numbers contained herein enclosed by parentheticals are deemed to reflect losses or the negative of such numbers.

         Section 4.08. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         Section 4.09. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.



                                        7

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         Section 4.10. Integration. The Amended Facility Documents set forth the
entire   agreement  among  the  parties  hereto  relating  to  the  transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

         SECTION 4.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF
THE COMMONWEALTH OF MASSACHUSETTS.

         Section 4.12. Release. Each of the Obligors hereby releases and forever discharges the Agent and each of the Banks and their respective successors, assigns, affiliates, directors, employees and agents from all causes of action, covenants, agreements, damages, claims and demands whatsoever, in law or in equity, which such Obligor ever had or now has in any way relating to or arising out of the Existing Credit Agreement, any other Facility Document or any other document contemplated by or referred to herein or the transactions contemplated hereby or thereby or the enforcement of any of the terms thereof.


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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   DAKA INTERNATIONAL, INC.


                                   By__________________________________
                                     Name:
                                     Title:


                                   FUDDRUCKERS, INC.


                                   By__________________________________
                                     Name:
                                     Title:


                                   DAKA, INC.


                                   By__________________________________
                                     Name:
                                     Title:


                                   CASUAL DINING VENTURES, INC.


                                   By__________________________________
                                     Name:
                                     Title:


                                   ATLANTIC RESTAURANT VENTURES,
                                    INC.


                                   By__________________________________
                                     Name:
                                     Title:

                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                             FRENCH QUARTER COFFEE COMPANY


                             By__________________________________
                               Name:
                               Title:



                             AMERICANA DINING CORP.


                             By__________________________________
                               Name:
                               Title:



                             CHAMPPS ENTERTAINMENT OF
                              EDISON, INC.


                             By__________________________________
                               Name:
                               Title:



                             CHAMPPS ENTERTAINMENT OF
                              TEXAS, INC.


                             By__________________________________
                               Name:
                               Title:


                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                               CHAMPPS AMERICANA, INC.
                                (Formerly known as Champps
                                Entertainment of Wayzata, Inc.)


                               By__________________________________
                                 Name:
                                 Title:


                               CHAMPPS ENTERTAINMENT, INC.


                               By__________________________________
                                 Name:
                                 Title:


                               SPECIALTY CONCEPTS, INC.


                               By__________________________________
                                 Name:
                                 Title:


                               THE GREAT BAGEL AND COFFEE
                                COMPANY


                               By__________________________________
                                 Name:
                                 Title:


                               HOSPITALITY SUPPLY, INC.


                               By__________________________________
                                 Name:
                                 Title:

                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                 FUDDRUCKERS EUROPE, INC.


                                 By__________________________________
                                   Name:
                                   Title:



                                 Address for Notices:

                                 One Corporate Place
                                 55 Ferncroft Road
                                 Danvers, Massachusetts 01923
                                 Telecopier No.:(508)774-1334

                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                AGENT:
                                THE CHASE MANHATTAN BANK


                                By__________________________________
                                  Name:
                                  Title:

                                Address for Notices:

                                270 Park Avenue
                                30th Floor
                                New York, NY  15258
                                Attention: Patrick Daniello



                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                BANKS:
                                THE CHASE MANHATTAN BANK


                                By__________________________________
                                  Name:
                                  Title:

                                Lending Office and Address for
                                Notices:

                                270 Park Avenue
                                30th Floor
                                New York, NY  15258
                                Attention: Patrick Daniello


                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                  BANKS:
                                  FLEET NATIONAL BANK


                                  By__________________________________
                                    Name:
                                    Title:

                                  Lending Office and Address for
                                  Notices:

                                  40 Westminster Street
                                  Providence, RI 02901
                                  Attention: Edward O'Brien

                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                    BANKS:
                                    MELLON BANK, N.A.


                                    By__________________________________
                                      Name:
                                      Title:

                                    Lending Office and Address for
                                    Notices:

                                    One Mellon Bank Center
                                    Room 4835
                                    Pittsburgh, PA 15258-0001
                                    Attention: Gary A. Saul

                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                  BANKS:
                                  BANKBOSTON, N.A.


                                  By__________________________________
                                    Name:
                                    Title:

                                  Lending Office and Address for
                                  Notices:

                                  100 Federal Street
                                  Boston, MA 02110
                                  Attention: Corinne Barrett


                 [SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT]

                                   SCHEDULE I

                                   Commitments

                                Loan Commitments

The Chase Manhattan Bank                                 $57,500,000.00

Fleet National Bank                                      $19,166,666.67

Mellon Bank, N.A.                                        $19,166,666.67

BankBoston, N.A.                                         $19,166,666.66
                                                         --------------
   Total Loan Commitments                               $115,000,000.00



                      Standby Letter of Credit Commitments

The Chase Manhattan Bank                                  $1,511,693.50

Fleet National Bank                                         $503,897.83

Mellon Bank, N.A.                                           $503,897.83

BankBoston, N.A.                                            $503,897.84
                                                            -----------
   Total Letter of Credit Commitments                     $3,023,387.00